SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE	12 Months Ended
Dec. 31, 2019
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND INCOME PER COMMON SHARE
NOTE 12 – SHAREHOLDERS’ EQUITY AND INCOME PER COMMON SHARE

In January, 2019, 2018 and 2017, our Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock through the end of each respective year. In addition, in June, 2019 our Board of Directors authorized a 300,000 share expansion of the 2019 repurchase plan. During 2019, 2018 and 2017 repurchases were made through open market and negotiated transactions and totaled 1,204,688, 587,969 and zero shares of common stock, respectively for an aggregate purchase price of $26.3 million, $12.7 million and zero, respectively.

A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2019	2018	2017
	(In thousands, except per share amounts)

Net income	$46,435	$39,839	$20,475

Weighted average shares outstanding (1)	22,894	23,412	21,327
Stock units for deferred compensation plan for non-employee directors	132	128	121
Effect of stock options	115	176	142
Performance share units	42	53	60
Weighted average shares outstanding for calculation of diluted earnings per share	23,183	23,769	21,650

Net income per common share
Basic (1)	$2.03	$1.70	$0.96
Diluted	$2.00	$1.68	$0.95

(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2019, 2018 and 2017, respectively.